CoBiz Financial Announces Third Quarter 2013 Results

Reports 22% increase in net income available to common shareholders

Denver -- CoBiz Financial Inc. (“Company”) (NASDAQ: COBZ), a financial services company with $2.8  billion in assets, announced net income available to common shareholders of $6.9 million for the third quarter of 2013, or $0.17 per diluted common share. Net income available to common shareholders for the third quarter of 2012 was $5.6 million, or $0.14 per diluted common share.

Return on average assets for the third quarter of 2013 was 1.02% versus 1.00% for the third quarter of 2012, and return on average shareholders’ equity increased to 10.34% for the third quarter of 2013 from 10.23% for the prior-year quarter.

Financial highlights – Third quarter 2013

•	Net interest income on a tax-equivalent basis was $25.1 million for the third quarter of 2013, an increase of $1.1 million from the second quarter of 2013 (linked-quarter).
•	Loans increased 31.0 million, or 6.1% annualized, from the prior linked-quarter and $237.5 million, or 13.1%, from the prior-year quarter.
•	Strong deposit generation of $233.2 million from the prior linked-quarter. Deposits increased $220.4 million, or 10.8%, from the prior-year quarter.
•	Credit quality improved, as the ratio of nonperforming assets to total assets fell to 0.91% at September 30, 2013, the lowest quarterly level since mid-2008.
•	In August 2013, the Company redeemed in full $21.0 million of 9% Subordinated Unsecured Promissory Notes (Notes).

Financial Summary

	Quarter ended			3Q13 change vs.
(in thousands, except per share amounts)	3Q13	2Q13	3Q12	2Q13		3Q12
Net interest income before provision	$24,375	$23,365	$23,247	$1,010	4.3%	$1,128	4.9%
Provision for loan losses	(1,554)	(1,065)	(2,506)	(489)	45.9%	952	(38.0)%
Net interest income after provision	25,929	24,430	25,753	1,499	6.1%	176	0.7%
Total noninterest income	7,759	8,425	6,400	(666)	(7.9)%	1,359	21.2%
Total noninterest expense	23,814	21,594	21,958	2,220	10.3%	1,856	8.5%
Net income before income taxes	9,874	11,261	10,195	(1,387)	(12.3)%	(321)	(3.1)%
Provision for income taxes	2,849	3,999	3,721	(1,150)	(28.8)%	(872)	(23.4)%
Income from continuing operations	7,025	7,262	6,474	(237)	(3.3)%	551	8.5%
Discontinued operations, net of tax	-	-	(125)	-	0.0%	125	(100.0)%
Net income	7,025	7,262	6,349	(237)	(3.3)%	676	10.6%
Preferred stock dividends	(144)	(143)	(717)	(1)	0.7%	573	(79.9)%
Net income available to common shareholders	$6,881	$7,119	$5,632	$(238)	(3.3)%	$1,249	22.2%

Diluted earnings per common share	$0.17	$0.18	$0.14	$(0.01)	(5.6)%	$0.03	21.4%

KEY RATIOS
Net interest margin	3.87%	3.85%	4.00%
Efficiency ratio	75.10%	71.20%	75.28%
Return on average assets	1.02%	1.09%	1.00%
Return on average shareholders' equity	10.34%	10.93%	10.23%
Noninterest income as a percentage of operating revenues	24.15%	26.50%	21.59%

“I was pleased to see the stabilization in our net interest margin this quarter, which expanded two basis points from the second quarter,” said Chairman and CEO Steve Bangert. “However, even more important is the

1 | Page

increase in net interest income on a tax equivalent basis, which increased to $25.1 million in the third quarter, a 4.6% increase from the second quarter of this year.

“Net loan growth was lower this period, as new loan activity was offset by a higher level of payoffs. However, our marketing efforts are reflected in the success we have had building our core deposit base.”

Loans

•	Loans at September 30, 2013 were $2.0 billion, increasing $31.0 million or 6.1% annualized from the prior linked-quarter. From the prior year, loans increased $237.5 million, or 13.1%.

	Quarter ended			3Q13 change vs.
(in thousands)	3Q13	2Q13	3Q12	2Q13		3Q12
LOANS
Commercial & industrial	$815,424	$813,186	$663,880	$2,238	0.3%	$151,544	22.8%
Owner-occupied real estate	446,976	442,132	425,217	4,844	1.1%	21,759	5.1%
Investor real estate	443,516	442,447	425,607	1,069	0.2%	17,909	4.2%
Land acquisition & development	43,359	36,795	54,220	6,564	17.8%	(10,861)	(20.0)%
Real estate - construction	61,787	58,332	56,180	3,455	5.9%	5,607	10.0%
Consumer	180,243	168,606	137,299	11,637	6.9%	42,944	31.3%
Other	57,561	56,346	49,004	1,215	2.2%	8,557	17.5%
Total loans	$2,048,866	$2,017,844	$1,811,407	$31,022	1.5%	$237,459	13.1%

•	New loans of $136.1 million were added during the third quarter, and advances on existing lines totaled $88.7 million, an improvement over the prior-year quarter but down from a strong second quarter.
•

During the third quarter, paydowns and maturities accelerated from recent quarters. The Company attributes part of the increase to borrowers refinancing into the long-term commercial real estate market.

	Quarter ended
(in thousands)	3Q13	2Q13	1Q13	4Q12	3Q12
Loans - beginning balance	$2,017,844	$1,925,806	$1,926,432	$1,811,407	$1,766,688
New credit extended	136,138	149,053	78,587	205,723	134,767
Credit advanced	88,680	96,122	72,487	82,306	54,642
Paydowns & maturities	(193,396)	(151,176)	(150,878)	(172,540)	(141,705)
Gross loan charge-offs	(400)	(1,961)	(822)	(464)	(2,985)
Loans - ending balance	$2,048,866	$2,017,844	$1,925,806	$1,926,432	$1,811,407

Net change - loans outstanding	$31,022	$92,038	$(626)	$115,025	$44,719

•	Total line utilization was 40.2% at September 30, 2013, as compared to 40.3% and 40.4% at June 30, 2013 and September 30, 2012, respectively.

Deposits and Customer Repurchase Agreements (Customer Funding)

•	Customer Funding of $2.4 billion at September 30, 2013 increased $264.0 million on a linked-quarter basis. From September 30, 2012, Customer Funding increased $259.8 million.
•

Noninterest-bearing demand (NIB) accounts increased $124.8 million on a linked-quarter basis, increasing the percentage of NIB to total deposits to 43.6% at September 30, 2013, from 40.2% at September 30, 2012.

2 | Page

	Quarter ended			3Q13 change vs.
(in thousands)	3Q13	2Q13	3Q12	2Q13		3Q12
DEPOSITS AND CUSTOMER REPURCHASE AGREEMENTS
NOW and money market	$869,947	$797,179	$813,202	$72,768	9.1%	$56,745	7.0%
Interest-bearing demand	137,698	101,194	117,915	36,504	36.1%	19,783	16.8%
Savings	11,272	11,612	10,659	(340)	(2.9)%	613	5.8%
Certificates of deposits under $100	28,098	29,359	30,574	(1,261)	(4.3)%	(2,476)	(8.1)%
Certificates of deposits $100 and over	133,243	136,077	162,595	(2,834)	(2.1)%	(29,352)	(18.1)%
Reciprocal CDARS	98,748	95,157	90,468	3,591	3.8%	8,280	9.2%
Total interest-bearing deposits	1,279,006	1,170,578	1,225,413	108,428	9.3%	53,593	4.4%
Noninterest-bearing demand deposits	990,187	865,393	823,363	124,794	14.4%	166,824	20.3%
Customer repurchase agreements	164,188	133,402	124,836	30,786	23.1%	39,352	31.5%
Total deposits and customer repurchase agreements	$2,433,381	$2,169,373	$2,173,612	$264,008	12.2%	$259,769	12.0%

Allowance for Loan and Credit Losses and Credit Quality

•	Nonperforming assets (NPAs) were $25.5 million at September 30, 2013, as compared to $34.3 million at September 30, 2012.
•	Classified loans decreased from the linked- and prior-year quarter ends by 24.2% and 46.4%, respectively.
•	Due to the reduction in problem loans, a negative provision for loan losses of $1.6 million was recorded during the third quarter of 2013.
•	The coverage of Allowance to nonperforming loans increased to 225.9% at September 30, 2013, from 168.7% at June 30, 2013.

	Quarter ended
(in thousands)	3Q13	2Q13	3Q12
ALLOWANCE FOR LOAN AND CREDIT LOSSES
Beginning allowance for loan losses	$43,232	$44,874	$51,101
Provision for loan losses	(1,554)	(1,065)	(2,506)
Net recovery (charge-off)	132	(577)	(2,158)
Ending allowance for loan losses	$41,810	$43,232	$46,437

Beginning allowance for credit losses	$-	$-	$35
Provision for credit losses	-	-	-
Ending allowance for credit losses	$-	$-	$35

Total provision for loan and credit losses	$(1,554)	$(1,065)	$(2,506)

CREDIT QUALITY
Nonaccrual loans	$18,511	$25,634	$19,471
Loans 90 days or more past due and accruing interest	-	-	1,183
Total nonperforming loans	18,511	25,634	20,654
OREO and repossessed assets	6,960	7,185	13,619
Total nonperforming assets	$25,471	$32,819	$34,273

Performing renegotiated loans	$28,814	$29,623	$34,637
Classified loans	$48,735	$64,300	$90,882

ASSET QUALITY MEASURES
Nonperforming assets to total assets	0.91%	1.20%	1.34%
Nonperforming loans to total loans	0.90%	1.27%	1.14%
Nonperforming loans and OREO to total loans and OREO	1.24%	1.62%	1.88%
Allowance for loan and credit losses to total loans	2.04%	2.14%	2.57%
Allowance for loan and credit losses to nonperforming loans	225.87%	168.65%	225.00%

3 | Page

Shareholders’ Equity

•	Total shareholders’ equity increased $6.3 million from June 30, 2013, to $272.9 million at September 30, 2013.
•	The tangible common equity to tangible assets ratio held relatively stable at 7.6% at September 30, 2013 compared to June 30, 2013.*
•	The Board of Directors of the Company declared a quarterly cash dividend of $0.03 per common share. The dividend will be paid on November 4, 2013, to shareholders of record on October 28, 2013.

	Quarter ended
(in thousands, except per share amounts)	3Q13	2Q13	3Q12
EQUITY MEASURES
Common shareholders' equity	$215,599	$209,341	$193,692
Total shareholders' equity	272,937	266,679	251,030

Common shares outstanding at period end	40,300	40,282	39,729

Book value per common share	$5.35	$5.20	$4.88
Tangible book value per common share *	$5.28	$5.12	$4.80

Tangible common equity to tangible assets *	7.58%	7.54%	7.45%
Tangible equity to tangible assets *	9.62%	9.63%	9.69%
Tier 1 capital ratio	**	14.52%	15.08%
Total-risk based capital ratio	**	16.70%	17.35%

* See accompanying Reconciliation of Non-GAAP measures to GAAP
** Ratios unavailable at the time of release.

Net Interest Income and Margin

•	Net interest income on a tax-equivalent basis was $25.1 million for the third quarter of 2013, an increase of $1.1 million from the prior linked-quarter.
•	The net interest margin expanded by two basis points on a linked-quarter basis to 3.87% mainly due to the redemption of the Notes in August 2013.
•	Average earning assets of $2.6 billion increased $76.3 million on a linked-quarter basis.
o

From the second quarter of 2013, average net loans increased $64.8 million, average federal funds sold and interest-earning deposits decreased $3.4 million, and average investments increased $14.9 million.

•	The yield on average earning assets decreased two basis points to 4.14% on a linked-quarter basis.
•	The rate paid on average interest-bearing liabilities decreased six basis points on a linked-quarter basis to 0.66%.

Noninterest Income

•	As a percentage of total operating revenue, noninterest income was 24.1% for the third quarter of 2013 as compared to 26.5% for the second quarter of 2013 and 21.6% for the prior-year quarter.
•	The Company observed increases across all noninterest income categories and operating units compared to the prior-year quarter.

	Quarter ended			3Q13 change vs.
(in thousands)	3Q13	2Q13	3Q12	2Q13		3Q12
Noninterest income:
Deposit service charges	$1,359	$1,352	$1,218	$7	0.5%	$141	11.6%
Investment advisory income	1,306	1,295	1,176	11	0.8%	130	11.1%
Insurance income	2,862	3,210	2,412	(348)	(10.8)%	450	18.7%
Investment banking income	689	576	253	113	19.6%	436	172.3%
Other income	1,543	1,992	1,341	(449)	(22.5)%	202	15.1%
Total noninterest income	$7,759	$8,425	$6,400	$(666)	(7.9)%	$1,359	21.2%

4 | Page

Operating Expenses

•

The increase in compensation-related expenses over the linked- and prior-year quarters is attributed to an increase in bonus accruals, the recruitment of business development personnel, an increase in 401(k) matching expense and higher medical claims.

•	The reduction in other operating expenses from the linked- and prior-year quarters is primarily due to a reduction in loan workout and Other Real Estate Owned (“OREO”) expenses.
•	In the third quarter of 2013, the Company recognized a net gain on OREO, investments and other assets.

	Quarter ended			3Q13 change vs.
(in thousands)	3Q13	2Q13	3Q12	2Q13		3Q12
Noninterest expense:
Salaries and employee benefits	$16,373	$14,720	$14,004	$1,653	11.2%	$2,369	16.9%
Stock-based compensation expense	694	746	499	(52)	(7.0)%	195	39.1%
Occupancy expenses, premises and equipment	3,289	3,155	3,307	134	4.2%	(18)	(0.5)%
Amortization of intangibles	152	159	265	(7)	(4.4)%	(113)	(42.6)%
Other operating expenses	3,625	3,853	3,818	(228)	(5.9)%	(193)	(5.1)%
(Gain) loss on OREO, repossessed assets and other	(347)	(561)	(102)	214	(38.1)%	(245)	240.2%
(Gain) loss on investment securities	28	(478)	167	506	(105.9)%	(139)	(83.2)%
Total noninterest expense	$23,814	$21,594	$21,958	$2,220	10.3%	$1,856	8.5%

Earnings Conference Call

In conjunction with this release, you are invited to listen to the Company's conference call on Friday, October 18, 2013, at 9:00 am MDT with Steve Bangert, CoBiz chairman and CEO. The call can be accessed via the Internet at http://www.videonewswire.com/event.asp?id=96229 or by telephone at 877.493.9121, (conference ID # 73923180). International callers may dial:  973.582.2750.

Explanation of the Company’s Use of Non-GAAP Financial Measures

This earnings release contains GAAP financial measures and non-GAAP financial measures where management believes it to be helpful in understanding our results of operations and reflects the basis on which management internally reviews financial performance and capital adequacy. We believe these measures provide important supplemental information to investors. However, you should not rely on non-GAAP financial measures alone as measures of our performance.  Please see the accompanying Reconciliation of Non-GAAP Measures to GAAP for additional information.

Contact Information

CoBiz Financial Inc.

Lyne Andrich 303.312.3458

About CoBiz Financial

CoBiz Financial (NASDAQ:COBZ) is a $2.8 billion financial services company that serves the complete financial needs of businesses, business owners and professionals in Colorado and Arizona. The Company provides commercial banking services through Colorado Business Bank and Arizona Business Bank; wealth planning and investment management through CoBiz Wealth Management; property and casualty insurance brokerage and employee benefits through CoBiz Insurance; and investment banking services through Green Manning & Bunch.

5 | Page

Forward-Looking Information

This release contains forward-looking statements that describe CoBiz's future plans, strategies and expectations. Forward-looking statements include statements about future performance and results of operations.  Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words such as "believe," "expect," "anticipate," "intend," "plan," "estimate" or words of similar meaning, or future or conditional verbs such as "would”, "could", “should” or "may." Forward-looking statements speak only as of the date they are made. All forward-looking statements are based on assumptions and involve risks and uncertainties, many of which are beyond our control and which may cause our actual results, performance or achievements to differ materially from the results, performance or achievements contemplated by the forward-looking statements.  Such risks and uncertainties include, among other things:

•	Risks and uncertainties described in our reports filed with the Securities and Exchange Commission, including our most recent Form 10-K.
•	Competitive pressures among depository and other financial institutions nationally and in our market areas may increase significantly.
•	Adverse changes in the economy or business conditions, either nationally or in our market areas, could increase credit-related losses and expenses and/or limit growth.
•	Increases in defaults by borrowers and other delinquencies could result in increases in our provision for losses on loans and related expenses.
•

Our ability to manage growth effectively, including the successful expansion of our customer support, administrative infrastructure and internal management systems, could adversely affect our results of operations and prospects.

•	Fluctuations in interest rates and market prices could reduce our net interest margin and asset valuations and increase our expenses.
•	Our net interest margin may be negatively impacted if we are unable to profitably deploy excess cash into higher yielding loans or investments.
•

The consequences of continued bank acquisitions and mergers in our market areas, resulting in fewer but much larger and financially stronger competitors, could increase competition for financial services to our detriment.

•	Our continued growth will depend in part on our ability to enter new markets successfully and capitalize on other growth opportunities.
•

Changes in legislative or regulatory requirements applicable to us and our subsidiaries and implementation of current legislative or regulatory requirements could increase costs, limit certain operations and adversely affect results of operations.

•	Changes in tax requirements, including tax rate changes, new tax laws and revised tax law interpretations may increase our tax expense or adversely affect our customers' businesses.

In light of these risks, uncertainties and assumptions, you should not place undue reliance on any forward-looking statements in this release. We undertake no obligation to publicly update or otherwise revise any forward-looking statements, whether as a result of new information, future events or otherwise.

6 | Page

CoBiz Financial Inc.
September 30, 2013
(unaudited)

	Three months ended September 30,		Nine months ended September 30,
(in thousands, except per share amounts)	2013	2012	2013	2012
INCOME STATEMENT DATA
Interest income	$26,961	$26,449	$79,173	$79,885
Interest expense	2,586	3,202	8,248	9,711
NET INTEREST INCOME BEFORE PROVISION	24,375	23,247	70,925	70,174
Provision for loan losses	(1,554)	(2,506)	(4,209)	(4,396)
NET INTEREST INCOME AFTER PROVISION	25,929	25,753	75,134	74,570
Noninterest income	7,759	6,400	22,660	19,887
Noninterest expense	23,814	21,958	67,989	67,958
INCOME BEFORE INCOME TAXES	9,874	10,195	29,805	26,499
Provision for income taxes	2,849	3,721	9,642	9,331
NET INCOME FROM CONTINUING OPERATIONS	7,025	6,474	20,163	17,168
Income (loss) from discontinued operations, net of tax	-	(125)	173	(129)
NET INCOME	$7,025	$6,349	$20,336	$17,039

Preferred stock dividends	(144)	(717)	(801)	(2,151)
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$6,881	$5,632	$19,535	$14,888

EARNINGS PER COMMON SHARE
BASIC	$0.17	$0.14	$0.49	$0.38
DILUTED	$0.17	$0.14	$0.49	$0.38

EQUITY MEASURES
Common shares outstanding at period end (in thousands)			40,300	39,729
Book value per common share			$5.35	$4.88
Tangible book value per common share *			$5.28	$4.80
Tangible common equity to tangible assets *			7.58%	7.45%
Tangible equity to tangible assets *			9.62%	9.69%

* See accompanying Reconciliation of Non-GAAP Measures to GAAP

PERIOD END BALANCES
Total assets			$2,807,955	$2,559,954
Investments			582,889	601,230
Loans			2,048,866	1,811,407
Intangible assets			2,960	3,148
Deposits			2,269,193	2,048,776
Subordinated debentures			72,166	93,150
Common shareholders' equity			215,599	193,692
Total shareholders' equity			272,937	251,030
Interest-earning assets			2,625,334	2,382,653
Interest-bearing liabilities			1,515,360	1,443,399

BALANCE SHEET AVERAGES
Average assets			$2,671,670	$2,477,379
Average investments			565,136	623,865
Average loans			1,971,927	1,713,940
Average deposits			2,073,450	1,919,983
Average subordinated debentures			89,614	93,150
Average shareholders' equity			265,385	237,957
Average interest-earning assets			2,509,610	2,308,421
Average interest-bearing liabilities			1,522,328	1,464,960

7 | Page

CoBiz Financial Inc.
September 30, 2013
(unaudited)

	Three months ended September 30,		Nine months ended September 30,
(in thousands)	2013	2012	2013	2012
PROFITABILITY MEASURES
Net interest margin	3.87%	4.00%	3.89%	4.14%
Efficiency ratio	75.10%	75.28%	74.00%	75.46%
Return on average assets	1.02%	1.00%	1.02%	0.92%
Return on average shareholders' equity	10.34%	10.23%	10.25%	9.56%
Noninterest income as a percentage of operating revenues	24.15%	21.59%	24.21%	22.08%

CREDIT QUALITY
Nonperforming loans
Nonaccrual loans			$18,511	$19,471
Loans 90 days or more past due and accruing interest			-	1,183
Total nonperforming loans			18,511	20,654
OREO & repossessed assets			6,960	13,619
Total nonperforming assets			$25,471	$34,273

Performing renegotiated loans			$28,814	$34,637
Classified loans			$48,735	$90,882

Charge-offs			$(3,183)	$(8,136)
Recoveries			2,336	3,340
Net charge-offs			$(847)	$(4,796)

Nonperforming assets to total assets			0.91%	1.34%
Nonperforming loans to total loans			0.90%	1.14%
Nonperforming loans and OREO to total loans and OREO			1.24%	1.88%
Allowance for loan and credit losses to total loans			2.04%	2.57%
Allowance for loan and credit losses to nonperforming loans			225.87%	225.00%

				Total	NPAs as a
NONPERFORMING ASSETS BY MARKET	Colorado	Arizona	Total	in Category	%
Commercial	$2,598	$705	$3,303	$815,424	0.41%
Real estate - mortgage	1,336	11,194	12,530	890,492	1.41%
Land acquisition & development	1,232	924	2,156	43,359	4.97%
Real estate - construction	-	-	-	61,787	0.00%
Consumer	522	-	522	180,243	0.29%
Other loans	-	-	-	57,561	0.00%
OREO & repossessed assets	5,869	1,091	6,960	6,960	-
NPAs	$11,557	$13,914	$25,471	$2,055,826	1.24%

Total loans	$1,493,469	$555,397	$2,048,866
Total loans and OREO	1,499,338	556,488	2,055,826
Nonperforming loans to loans	0.38%	2.31%	0.90%
Nonperforming loans and OREO to total loans and OREO	0.77%	2.50%	1.24%

8 | Page

CoBiz Financial Inc.
September 30, 2013
(unaudited)

	Three months ended
	September 30,	June 30,	March 31,	December 31,	September 30,
(in thousands)	2013	2013	2013	2012	2012
COMMERCIAL BANKING
Income Statement
Total interest income	$26,854	$26,068	$25,958	$26,158	$26,364
Total interest expense	1,281	1,330	1,424	1,577	1,730
Net interest income	25,573	24,738	24,534	24,581	24,634
Provision for loan losses	(1,449)	(822)	(1,031)	(18)	(2,324)
Net interest income (loss) after provision	27,022	25,560	25,565	24,599	26,958
Noninterest income	2,795	3,236	2,681	3,756	2,495
Noninterest expense	8,612	8,917	8,215	8,631	7,261
Operating income	21,205	19,879	20,031	19,724	22,192
Amortization of intangibles	-	-	-	-	-
Provision (benefit) for income taxes	7,402	7,139	7,149	7,226	8,374
Net income (loss) before management
fees and overhead allocations	$13,803	$12,740	$12,882	$12,498	$13,818
Management fees and overhead
allocations, net of tax	5,592	5,042	5,477	4,806	5,704
Net income	$8,211	$7,698	$7,405	$7,692	$8,114

INVESTMENT BANKING
Income Statement
Total interest income	$1	$1	$1	$1	$1
Total interest expense	-	-	-	-	-
Net interest income	1	1	1	1	1
Provision for loan losses	-	-	-	-	-
Net interest income (loss) after provision	1	1	1	1	1
Noninterest income	690	576	66	3,358	253
Noninterest expense	992	916	845	1,630	833
Operating income	(301)	(339)	(778)	1,729	(579)
Amortization of intangibles	-	-	-	-	-
Provision (benefit) for income taxes	(118)	(122)	(314)	679	(266)
Net income (loss) before management
fees and overhead allocations	$(183)	$(217)	$(464)	$1,050	$(313)
Management fees and overhead
allocations, net of tax	38	42	40	36	33
Net income (loss)	$(221)	$(259)	$(504)	$1,014	$(346)

WEALTH MANAGEMENT
Income Statement
Total interest income	$-	$-	$1	$-	$-
Total interest expense	14	13	10	8	10
Net interest income	(14)	(13)	(9)	(8)	(10)
Provision for loan losses	-	-	-	-	-
Net interest income (loss) after provision	(14)	(13)	(9)	(8)	(10)
Noninterest income	1,306	1,299	1,112	1,109	1,176
Noninterest expense	1,041	1,074	1,059	1,372	1,050
Operating income	251	212	44	(271)	116
Amortization of intangibles	22	21	22	22	22
Provision (benefit) for income taxes	94	74	15	(112)	32
Net income (loss) from continuing operations	135	117	7	(181)	62
Income (loss) from discontinued operations, net of tax	-	-	173	453	(125)
Net income (loss) before management
fees and overhead allocations	$135	$117	$180	$272	$(63)
Management fees and overhead
allocations, net of tax	82	97	105	165	150
Net income (loss)	$53	$20	$75	$107	$(213)

9 | Page

CoBiz Financial Inc.
September 30, 2013
(unaudited)

	Three months ended
	September 30,	June 30,	March 31,	December 31,	September 30,
(in thousands)	2013	2013	2013	2012	2012
INSURANCE
Income Statement
Total interest income	$2	$2	$1	$1	$2
Total interest expense	1	5	5	2	-
Net interest income	1	(3)	(4)	(1)	2
Provision for loan losses	-	-	-	-	-
Net interest income (loss) after provision	1	(3)	(4)	(1)	2
Noninterest income	2,862	3,210	2,510	2,341	2,412
Noninterest expense	2,311	2,573	2,315	2,276	2,201
Operating income	552	634	191	64	213
Amortization of intangibles	130	138	178	172	243
Provision (benefit) for income taxes	165	197	79	(40)	(9)
Net income (loss) before management
fees and overhead allocations	$257	$299	$(66)	$(68)	$(21)
Management fees and overhead
allocations, net of tax	109	123	116	92	86
Net income (loss)	$148	$176	$(182)	$(160)	$(107)

CORPORATE SUPPORT AND OTHER
Income Statement
Total interest income	$104	$89	$91	$83	$82
Total interest expense	1,290	1,447	1,428	1,452	1,462
Net interest income	(1,186)	(1,358)	(1,337)	(1,369)	(1,380)
Provision for loan losses	(105)	(243)	(559)	(319)	(182)
Net interest income (loss) after provision	(1,081)	(1,115)	(778)	(1,050)	(1,198)
Noninterest income	106	104	107	108	64
Noninterest expense	10,706	7,955	9,947	9,105	10,348
Operating income	(11,681)	(8,966)	(10,618)	(10,047)	(11,482)
Amortization of intangibles	-	-	-	-	-
Provision (benefit) for income taxes	(4,694)	(3,289)	(4,135)	(3,826)	(4,410)
Net income (loss) before management
fees and overhead allocations	$(6,987)	$(5,677)	$(6,483)	$(6,221)	$(7,072)
Management fees and overhead
allocations, net of tax	(5,821)	(5,304)	(5,738)	(5,099)	(5,973)
Net loss	$(1,166)	$(373)	$(745)	$(1,122)	$(1,099)

CONSOLIDATED
Income Statement
Total interest income	$26,961	$26,160	$26,052	$26,243	$26,449
Total interest expense	2,586	2,795	2,867	3,039	3,202
Net interest income	24,375	23,365	23,185	23,204	23,247
Provision for loan losses	(1,554)	(1,065)	(1,590)	(337)	(2,506)
Net interest income (loss) after provision	25,929	24,430	24,775	23,541	25,753
Noninterest income	7,759	8,425	6,476	10,672	6,400
Noninterest expense	23,662	21,435	22,381	23,014	21,693
Operating income	10,026	11,420	8,870	11,199	10,460
Amortization of intangibles	152	159	200	194	265
Provision (benefit) for income taxes	2,849	3,999	2,794	3,927	3,721
Net income (loss) from continuing operations	7,025	7,262	5,876	7,078	6,474
Income (loss) from discontinued operations, net of tax	-	-	173	453	(125)
Net income (loss) before management
fees and overhead allocations	$7,025	$7,262	$6,049	$7,531	$6,349
Management fees and overhead
allocations, net of tax	-	-	-	-	-
Net income	$7,025	$7,262	$6,049	$7,531	$6,349

10 | Page

CoBiz Financial Inc.
September 30, 2013
(unaudited)

	Three months ended
	September 30,	June 30,	March 31,	December 31,	September 30,
(in thousands, except per share amounts)	2013	2013	2013	2012	2012
Interest income	$26,961	$26,160	$26,052	$26,243	$26,449
Interest expense	2,586	2,795	2,867	3,039	3,202
Net interest income before provision	24,375	23,365	23,185	23,204	23,247
Provision for loan losses	(1,554)	(1,065)	(1,590)	(337)	(2,506)
Net interest income after provision	25,929	24,430	24,775	23,541	25,753
Noninterest income:
Deposit service charges	$1,359	$1,352	$1,328	$1,220	$1,218
Investment advisory income	1,306	1,295	1,112	1,109	1,176
Insurance income	2,862	3,210	2,510	2,341	2,412
Investment banking income	689	576	66	3,358	253
Other income	1,543	1,992	1,460	2,644	1,341
Total noninterest income	7,759	8,425	6,476	10,672	6,400
Noninterest expense:
Salaries and employee benefits	$16,373	$14,720	$14,484	$15,526	$14,004
Stock-based compensation expense	694	746	748	450	499
Occupancy expenses, premises and equipment	3,289	3,155	3,304	3,393	3,307
Amortization of intangibles	152	159	200	193	265
Other operating expenses	3,625	3,853	3,926	4,331	3,818
Net (gain) loss on securities, other assets and OREO	(319)	(1,039)	(81)	(685)	65
Total noninterest expense	23,814	21,594	22,581	23,208	21,958
Net income before income taxes	9,874	11,261	8,670	11,005	10,195
Provision for income taxes	2,849	3,999	2,794	3,927	3,721
Net income from continuing operations	7,025	7,262	5,876	7,078	6,474
Income (loss) from discontinued operations, net of tax	-	-	173	453	(125)
Net income	$7,025	$7,262	$6,049	$7,531	$6,349

Preferred stock dividends	(144)	(143)	(514)	(664)	(717)
Net income available to common shareholders	$6,881	$7,119	$5,535	$6,867	$5,632

Earnings per common share
Basic	$0.17	$0.18	$0.14	$0.17	$0.14
Diluted	$0.17	$0.18	$0.14	$0.17	$0.14

PROFITABILITY MEASURES
Net interest margin	3.87%	3.85%	3.94%	3.89%	4.00%
Efficiency ratio	75.10%	71.20%	75.80%	70.30%	75.28%
Return on average assets	1.02%	1.09%	0.94%	1.15%	1.00%
Return on average shareholders' equity	10.34%	10.93%	9.43%	11.77%	10.23%
Noninterest income as a percentage of operating revenues	24.15%	26.50%	21.83%	31.50%	21.59%

EQUITY MEASURES
Common shares outstanding at period end (in thousands)	40,300	40,282	40,197	39,790	39,729
Diluted weighted average common shares outstanding (in thousands)	39,738	39,580	39,362	39,164	39,122
Book value per common share	$5.35	$5.20	$5.13	$5.02	$4.88
Tangible book value per common share *	$5.28	$5.12	$5.05	$4.93	$4.80

Tangible common equity to tangible assets *	7.58%	7.54%	7.75%	7.40%	7.45%
Tangible equity to tangible assets *	9.62%	9.63%	9.94%	9.56%	9.69%
Tier 1 capital ratio	**	14.52%	14.72%	14.29%	15.08%
Total risk based capital ratio	**	16.70%	16.93%	16.51%	17.35%

* See accompanying Reconciliation of Non-GAAP Measures to GAAP
** Ratios unavailable at the time of release.

11 | Page

CoBiz Financial Inc.
September 30, 2013
(unaudited)

	At
	September 30,	June 30,	March 31,	December 31,	September 30,
(in thousands)	2013	2013	2013	2012	2012
PERIOD END BALANCES
Total assets	$2,807,955	$2,738,749	$2,620,512	$2,653,641	$2,559,954
Investments	582,889	576,045	559,607	571,665	601,230
Loans	2,048,866	2,017,844	1,925,806	1,926,432	1,811,407
Intangible assets	2,960	3,112	3,373	3,573	3,148
Deposits	2,269,193	2,035,971	2,065,104	2,129,260	2,048,776
Subordinated debentures	72,166	93,150	93,150	93,150	93,150
Common shareholders' equity	215,599	209,341	206,179	199,713	193,692
Total shareholders' equity	272,937	266,679	263,517	257,051	251,030
Interest-earning assets	2,625,334	2,564,833	2,449,800	2,473,847	2,382,653
Interest-bearing liabilities	1,515,360	1,552,129	1,487,799	1,490,901	1,443,399

LOANS
Commercial	$815,424	$813,186	$742,239	$729,442	$663,880
Real estate - mortgage	890,492	884,579	889,171	880,377	850,824
Land acquisition & development	43,359	36,795	38,054	53,562	54,220
Real estate - construction	61,787	58,332	46,346	67,022	56,180
Consumer	180,243	168,606	157,973	149,638	137,299
Other	57,561	56,346	52,023	46,391	49,004
Gross loans	2,048,866	2,017,844	1,925,806	1,926,432	1,811,407
Less allowance for loan losses	(41,810)	(43,232)	(44,874)	(46,866)	(46,437)
Total net loans	$2,007,056	$1,974,612	$1,880,932	$1,879,566	$1,764,970

DEPOSITS AND CUSTOMER REPURCHASE AGREEMENTS
NOW and money market	$869,947	$797,179	$846,204	$866,250	$813,202
Interest-bearing demand	137,698	101,194	118,085	118,433	117,915
Savings	11,272	11,612	11,429	24,813	10,659
Certificates of deposits under $100	28,098	29,359	29,889	30,058	30,574
Certificates of deposits $100 and over	133,243	136,077	143,529	148,184	162,595
Reciprocal CDARS	98,748	95,157	81,631	82,127	90,468
Total interest-bearing deposits	1,279,006	1,170,578	1,230,767	1,269,865	1,225,413
Noninterest-bearing demand deposits	990,187	865,393	834,337	859,395	823,363
Customer repurchase agreements	164,188	133,402	124,882	127,887	124,836
Total deposits and customer repurchase agreements	$2,433,381	$2,169,373	$2,189,986	$2,257,147	$2,173,612

BALANCE SHEET AVERAGES
Average assets	$2,734,624	$2,662,914	$2,616,170	$2,600,083	$2,529,999
Average investments	573,375	558,464	563,461	586,482	607,696
Average loans	2,031,282	1,968,674	1,914,542	1,831,430	1,780,352
Average deposits	2,129,108	2,030,209	2,060,274	2,062,306	1,979,267
Average subordinated debentures	82,658	93,150	93,150	93,150	93,150
Average shareholders' equity	269,494	266,526	260,030	254,455	246,783
Average interest-earning assets	2,577,907	2,501,630	2,447,867	2,430,196	2,365,965
Average interest-bearing liabilities	1,536,699	1,535,232	1,494,590	1,477,566	1,468,194

ALLOWANCE FOR LOAN AND CREDIT LOSSES
Beginning allowance for loan losses	$43,232	$44,874	$46,866	$46,437	$51,101
Provision for loan losses	(1,554)	(1,065)	(1,590)	(337)	(2,506)
Net recovery (charge-off)	132	(577)	(402)	766	(2,158)
Ending allowance for loan losses	$41,810	$43,232	$44,874	$46,866	$46,437

Beginning allowance for credit losses	$-	$-	$-	$35	$35
Provision for credit losses	-	-	-	(35)	-
Ending allowance for credit losses	$-	$-	$-	$-	$35

Total provision for loan and credit losses	$(1,554)	$(1,065)	$(1,590)	$(372)	$(2,506)

CREDIT QUALITY
Nonperforming loans
Nonaccrual loans	$18,511	$25,634	$30,420	$19,677	$19,471
Loans 90 days or more past due and accruing interest	-	-	407	35	1,183
Total nonperforming loans	18,511	25,634	30,827	19,712	20,654
OREO and repossessed assets	6,960	7,185	8,420	10,577	13,619
Total nonperforming assets	$25,471	$32,819	$39,247	$30,289	$34,273

Performing renegotiated loans	$28,814	$29,623	$31,619	$43,321	$34,637
Classified loans	$48,735	$64,300	$67,677	$81,205	$90,882

ASSET QUALITY MEASURES
Nonperforming assets to total assets	0.91%	1.20%	1.50%	1.14%	1.34%
Nonperforming loans to total loans	0.90%	1.27%	1.60%	1.02%	1.14%
Nonperforming loans and OREO to total loans and OREO	1.24%	1.62%	2.03%	1.56%	1.88%
Allowance for loan and credit losses to total loans	2.04%	2.14%	2.33%	2.43%	2.57%
Allowance for loan and credit losses to nonperforming loans	225.87%	168.65%	145.57%	237.75%	225.00%

12 | Page

CoBiz Financial Inc.
September 30, 2013
(unaudited)

	For the three months ended,
	September 30, 2013			June 30, 2013			September 30, 2012
		Interest	Average		Interest	Average		Interest	Average
	Average	earned	yield	Average	earned	yield	Average	earned	yield
(in thousands)	balance	or paid	or cost	balance	or paid	or cost	balance	or paid	or cost
Assets
Federal funds sold and other	$16,478	$23	0.55%	$19,918	$23	0.46%	$28,933	$26	0.35%
Investment securities	573,375	4,116	2.87%	558,464	4,175	2.99%	607,696	4,535	2.99%
Loans	2,031,282	23,564	4.54%	1,968,674	22,611	4.54%	1,780,352	22,411	4.93%
Allowance for loan losses	(43,228)			(45,426)			(51,016)
Total interest-earning assets	$2,577,907	$27,703	4.14%	$2,501,630	$26,809	4.16%	$2,365,965	$26,972	4.37%

Noninterest-earning assets	156,717			161,284			164,034
Total assets	$2,734,624			$2,662,914			$2,529,999

Liabilities and Shareholders' Equity
Deposits
NOW and money market	$848,295	$710	0.33%	$816,593	$695	0.34%	$782,546	$924	0.47%
Interest-bearing demand	118,384	110	0.37%	109,991	109	0.40%	121,979	164	0.53%
Savings	11,789	1	0.03%	11,498	2	0.07%	10,601	3	0.11%
Certificates of deposit
Reciprocal	95,401	86	0.36%	88,897	92	0.42%	91,515	114	0.49%
Under $100	28,457	34	0.47%	29,585	38	0.52%	30,838	46	0.59%
$100 and over	130,956	189	0.57%	139,585	207	0.59%	165,152	296	0.71%
Total interest-bearing deposits	$1,233,282	$1,130	0.36%	$1,196,149	$1,143	0.38%	$1,202,631	$1,547	0.51%
Other borrowings
Securities sold under agreements to repurchase	160,514	86	0.21%	149,203	82	0.22%	151,222	120	0.31%
Other short-term borrowings	60,245	34	0.22%	96,730	69	0.28%	21,191	17	0.31%
Long term-debt	82,658	1,336	6.32%	93,150	1,501	6.37%	93,150	1,518	6.38%
Total interest-bearing liabilities	$1,536,699	$2,586	0.66%	$1,535,232	$2,795	0.72%	$1,468,194	$3,202	0.86%
Noninterest-bearing demand accounts	895,826			834,060			776,636
Total deposits and interest-bearing liabilities	2,432,525			2,369,292			2,244,830
Other noninterest-bearing liabilities	32,605			27,096			38,386
Total liabilities	2,465,130			2,396,388			2,283,216
Total equity	269,494			266,526			246,783
Total liabilities and equity	$2,734,624			$2,662,914			$2,529,999
Net interest income - taxable equivalent		$25,117			$24,014			$23,770
Net interest spread			3.48%			3.44%			3.51%
Net interest margin			3.87%			3.85%			4.00%
Ratio of average interest-earning assets to
average interest-bearing liabilities	167.76%			162.95%			161.15%

13 | Page

CoBiz Financial Inc.
September 30, 2013
(unaudited)

	For the nine months ended September 30,
	2013			2012
		Interest	Average		Interest	Average
	Average	earned	yield	Average	earned	yield
(in thousands)	balance	or paid	or cost	balance	or paid	or cost
Assets
Federal funds sold and other	$17,710	$73	0.54%	$23,872	$76	0.42%
Investment securities	565,136	12,588	2.97%	623,865	15,265	3.26%
Loans	1,971,927	68,515	4.58%	1,713,940	65,884	5.05%
Allowance for loan losses	(45,163)			(53,256)
Total interest-earning assets	$2,509,610	$81,176	4.19%	$2,308,421	$81,225	4.52%

Noninterest-earning assets	162,060			168,958
Total assets	$2,671,670			$2,477,379

Liabilities and Shareholders' Equity
Deposits
NOW and money market	$837,033	$2,195	0.35%	$771,182	$2,850	0.49%
Interest-bearing demand	115,768	342	0.39%	112,068	457	0.54%
Savings	13,900	6	0.06%	10,623	9	0.11%
Certificates of deposit
Reciprocal	88,801	272	0.41%	91,884	342	0.50%
Under $100	29,264	112	0.51%	31,980	155	0.65%
$100 and over	138,309	635	0.61%	166,020	931	0.75%
Total interest-bearing deposits	$1,223,075	$3,562	0.39%	$1,183,757	$4,744	0.54%
Other borrowings
Securities sold under agreements to repurchase	151,542	252	0.22%	135,985	324	0.31%
Other short-term borrowings	58,097	113	0.26%	52,068	121	0.31%
Long term-debt	89,614	4,321	6.36%	93,150	4,522	6.38%
Total interest-bearing liabilities	$1,522,328	$8,248	0.72%	$1,464,960	$9,711	0.88%
Noninterest-bearing demand accounts	850,375			736,226
Total deposits and interest-bearing liabilities	2,372,703			2,201,186
Other noninterest-bearing liabilities	33,582			38,236
Total liabilities	2,406,285			2,239,422
Total equity	265,385			237,957
Total liabilities and equity	$2,671,670			$2,477,379
Net interest income - taxable equivalent		$72,928			$71,514
Net interest spread			3.47%			3.64%
Net interest margin			3.89%			4.14%
Ratio of average interest-earning assets to
average interest-bearing liabilities	164.85%			157.58%

14 | Page

CoBiz Financial Inc.
September 30, 2013
(unaudited)

Reconciliation of Non-GAAP Measures to GAAP
(in thousands, except per share amounts)

The Company believes these non-GAAP measures are useful to obtain an understanding of the operating results of the Company’s core business and reflects the basis on which management internally reviews financial performance and capital adequacy. These non-GAAP measures are not a substitute for operating results determined in accordance with GAAP nor do they necessarily conform to non-GAAP performance measures that may be presented by other companies.

The following table includes non-GAAP financial measures related to tangible equity, tangible common equity, and tangible assets.  These items have been adjusted to exclude intangible assets and preferred stock.

		At
		September 30,	June 30,	March 31,	December 31,	September 30,
		2013	2013	2013	2012	2012

	Shareholders' equity as reported - GAAP	$272,937	$266,679	$263,517	$257,051	$251,030
	Intangible assets	(2,960)	(3,112)	(3,373)	(3,573)	(3,148)

A	Tangible equity - non-GAAP	269,977	263,567	260,144	253,478	247,882
	Preferred stock	(57,338)	(57,338)	(57,338)	(57,338)	(57,338)

B	Tangible common equity - non-GAAP	$212,639	$206,229	$202,806	$196,140	$190,544

	Total assets as reported - GAAP	$2,807,955	$2,738,749	$2,620,512	$2,653,641	$2,559,954
	Intangible assets	(2,960)	(3,112)	(3,373)	(3,573)	(3,148)

C	Total tangible assets - non-GAAP	$2,804,995	$2,735,637	$2,617,139	$2,650,068	$2,556,806

D	Common shares outstanding	40,300	40,282	40,197	39,790	39,729

B / C	Tangible common equity to tangible assets - non-GAAP	7.58%	7.54%	7.75%	7.40%	7.45%
A / C	Tangible equity to tangible assets - non-GAAP	9.62%	9.63%	9.94%	9.56%	9.69%
B / D	Tangible book value per common share - non-GAAP	$5.28	$5.12	$5.05	$4.93	$4.80

15 | Page